JOY GLOBAL INC.

Notice of 2003
Annual Meeting of
Stockholders and
Proxy Statement

JOY GLOBAL INC.
100 East Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202

NOTICE OF ANNUAL MEETING

The annual meeting of stockholders of Joy Global Inc. will be held in the Tenant Conference Center, 100 East Wisconsin Avenue, Suite 1660, Milwaukee, Wisconsin, on Tuesday, February 25, 2003 at 8:00 a.m. for the following purposes:

  To elect seven persons to the corporation’s Board of Directors;

  To consider and vote upon a proposal to approve the Joy Global Inc. 2003 Stock Incentive Plan, a copy of which is attached as Annex A to the accompanying proxy statement; and

  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders of record at the close of business on January 6, 2003 are entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement of the meeting. A list of stockholders entitled to vote will be available at the corporation’s headquarters at least ten days prior to the meeting and may be inspected during usual business hours by any stockholder for any purpose germane to the meeting.

Whether or not you plan to attend the meeting, we urge you to mark, date and sign the enclosed proxy card and return it promptly so that your shares will be voted at the meeting in accordance with your instructions.

By order of the Board of Directors, ERIC B. FONSTAD Secretary
January 24, 2003

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE
ENCLOSED ENVELOPE.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Joy Global Inc., a Delaware corporation, for use at the 2003 annual meeting of stockholders to be held in the Tenant Conference Center, 100 East Wisconsin Avenue, Suite 1660, Milwaukee, Wisconsin, on Tuesday, February 25, 2003 at 8:00 a.m. and at any adjournment or postponement of the annual meeting. The proxy statement, proxy card and annual report are being mailed to stockholders on or about January 24, 2003.

Proxies

Properly signed and dated proxies received by the corporation’s Secretary prior to or at the annual meeting will be voted as instructed on the proxies or, in the absence of such instruction, FOR the election to the Board of Directors of the persons nominated by the Board; FOR the proposal to approve the 2003 Stock Incentive Plan; and in accordance with the best judgment of the persons named in the proxy on any other matters which may properly come before the meeting. Any proxy may be revoked by the person executing it for any reason at any time before the polls close by filing with the corporation’s Secretary a written revocation or duly executed form of proxy bearing a later date or by voting in person at the meeting. The Board of Directors has appointed an officer of American Stock Transfer & Trust Company, transfer agent for the corporation, to act as an independent inspector at the annual meeting.

Record Date, Shares Outstanding and Voting

Stockholders of record of the corporation’s common stock, $1.00 par value per share (the “Common Stock”), at the close of business on January 6, 2003 (the “Record Date”) are entitled to vote on all matters presented at the annual meeting. As of the Record Date, 46,355,320 shares of Common Stock were outstanding and entitled to vote at the annual meeting. Each share is entitled to one vote.

A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. Under the corporation’s bylaws, if a quorum is present, the election of directors is decided by plurality vote and the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter is required for the adoption of the proposal to approve the 2003 Stock Incentive Plan.

The independent inspector will count the votes. Abstentions are considered as shares represented and entitled to vote; therefore, abstentions are counted for purposes of the quorum determination, will have no effect on the election of directors, and will have the same effect as a vote against the proposal to approve the 2003 Stock Incentive Plan.

Broker or nominee “non-votes” on a matter will not be considered as shares entitled to vote on that matter and therefore will not be counted by the inspector in calculating the number of shares represented and entitled to vote on that matter. Shares which are the subject of such non-votes are, however, counted toward the quorum requirement.

If less than a majority of the outstanding shares of Common Stock are represented at the meeting, a majority of the shares represented at the meeting may adjourn the meeting from time to time without further notice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of Common Stock as of January 15, 2003 by any person known to the corporation to own beneficially more than 5% of its Common Stock, each of the executive officers named in the Summary Compensation Table, and the corporation’s executive officers and directors as a group. Beneficial ownership of these shares consists of sole voting power and sole investment power except as noted below. The beneficial ownership information presented in this proxy statement is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable at or within 60 days after January 15, 2003. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Name and Address of Beneficial Owner	Shares Owned		Percent of Class

Perkins, Wolf, McDonnell & Company 310 S. Michigan Ave., Suite 2600 Chicago, Illinois 60604	4,350,040	(1)	9.4%

Franklin Mutual Advisers, LLC 51 John F. Kennedy Parkway Short Hills, New Jersey 07078	4,039,697	(2)	8.7%

Berger Small Cap Value Fund 210 University Blvd., Suite 900 Denver, Colorado 80206	2,950,000	(3)	6.4%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	2,351,900	(4)	5.1%

John Nils Hanson	181,668	(5)	less than 1%

Donald C. Roof	98,668	(5)	less than 1%

James A. Chokey	40,100	(5)	less than 1%

Dennis R. Winkleman	40,000	(5)	less than 1%

Robert W. Hale	216,000	(5)	less than 1%

All executive officers and directors as a group (12 persons)	667,186	(5)(6)	1.4%

Notes:

(1)   Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 26, 2002 by Perkins, Wolf, McDonnell & Company which indicates sole voting and investment power as to 64,140 shares and shared voting and investment power as to 4,285,900 shares.

Notes (continued):

(2)   Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on March 12, 2002 by Franklin Mutual Advisers, LLC which indicates sole voting and investment power as to 4,039,697 shares.

(3)   Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2002 by Berger Small Cap Value Fund, which is a portfolio series established under the Berger Omni Investment Trust, an open-ended management investment company registered under the Investment Company Act of 1940, as amended. The Schedule 13G indicates that Berger Small Cap Value Fund shares voting and investment power as to 2,950,000 shares with Perkins, Wolf, McDonnell & Company as the sub-investment advisor delegated with investment and voting authority.

(4)   Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2002 by Wellington Management Company, LLP which indicates shared voting power as to 2,179,000 shares and shared investment power as to 2,351,900 shares.

(5)   Includes the following number of shares the respective executive officer has a right to acquire upon exercise of currently exercisable options: Mr. Hanson, 176,668; Mr. Roof, 96,668; Mr. Chokey, 40,000; Mr. Winkleman, 40,000; and Mr. Hale, 215,000. Also includes the following number of shares the respective officer beneficially owns with his spouse: Mr. Hanson, 5,000; Mr. Chokey, 100; and Mr. Hale, 1,000.

(6)   Includes 90,000 shares non-employee directors have a right to acquire upon exercise of currently exercisable stock options. See “Election of Directors” for information regarding beneficial ownership of Common Stock by each director.

PROPOSAL #1: ELECTION OF DIRECTORS

The following table shows certain information (including principal occupation, recent business experience and beneficial ownership of the corporation’s Common Stock as of January 15, 2003) for each of the individuals nominated by the Board of Directors for election at the 2003 annual meeting. Beneficial ownership of these shares consists of sole voting and investment power except as noted below. None of these individuals beneficially owns more than 1% of the outstanding Common Stock. All of the nominees are presently directors whose terms expire in 2003 and who are nominated to serve terms ending at the annual meeting in 2004. If for any unforeseen reason any of these nominees should not be available for election, the proxies will be voted for such person or persons as may be nominated by the Board of Directors.

		Director Since	Shares Owned	(1)

Steven L. Gerard	Chairman and Chief Executive Officer of Century Business Services, Inc., a leading provider of integrated business services and products headquartered in Cleveland, Ohio, since 2000. From 1997 to 2000 Mr. Gerard was Chairman and Chief Executive Officer of Great Point Capital, an operational and financial restructuring firm. Mr. Gerard is also a director of Lennar Corporation, Fairchild Corporation and Timco Aviation Services, Inc. He is 57.	2001	15,000	(2)

John Nils Hanson	Chairman, President and Chief Executive Officer of the corporation since August 2000. Vice Chairman, President and Chief Executive Officer from May 1999 to August 2000. Vice Chairman, President and Chief Operating Officer from 1998 to 1999. President and Chief Operating Officer from 1997 to 1998. Mr. Hanson is also a director of Arrow Electronics, Inc. He is 61.	1996	181,668	(3)

Ken C. Johnsen	Chief Executive Officer, President and a director of Geneva Steel Holdings Corp. and certain of its subsidiaries. Geneva Steel Holdings is located 45 miles south of Salt Lake City and is currently undergoing a Chapter 11 reorganization, which Mr. Johnsen is leading. He is 44.	2001	15,000	(2)

James R. Klauser	Senior Vice President of Wisconsin Energy Corporation, a Milwaukee-based holding company with subsidiaries in utility and non-utility businesses. Prior to joining Wisconsin Energy in 1998, he was a senior partner with the law firm of Dewitt Ross and Stevens in Madison, Wisconsin. He is 63.	2001	15,000	(2)

Richard B. Loynd	Chairman of the Executive Committee and former Chairman of the Board and Chief Executive Officer of Furniture Brands International, Inc., the largest home furniture manufacturer in the United States. Mr. Loynd is also a director of Emerson Electric Company. He is 75.	2001	17,000	(2)

P. Eric Siegert	Managing Director of Houlihan Lokey Howard & Zukin, an international investment banking firm. Houlihan Lokey acted as financial advisor to the Harnischfeger Creditors Committee during the corporation’s reorganization. As Managing Director assigned to Houlihan Lokey’s engagement with the Creditors Committee, Mr. Siegert advised the Committee on financial matters. Mr. Siegert is also a director of Alabama River Pulp, Inc. He is 37.	2001	15,000	(2)(4)

James H. Tate	Senior Vice President and Chief Financial Officer and a director of Thermadyne Holdings Corporation, a global manufacturer of cutting and welding products headquartered in St. Louis, Missouri. On November 19, 2001, Thermadyne announced that it voluntarily filed for reorganization under Chapter 11 in the U.S. Bankruptcy Court for the Eastern District of Missouri. Mr. Tate is also a director of Rowe International, Inc. He is 55.	2001	15,000	(2)

Notes:

(1)   The beneficial ownership information presented in this proxy statement is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable at or within 60 days after January 15, 2003. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

(2)   Includes 15,000 shares issuable upon the exercise of currently exercisable options.

(3)   Includes 176,668 shares Mr. Hanson has a right to acquire upon exercise of currently exercisable stock options and 5,000 shares Mr. Hanson beneficially owns with his spouse.

(4)   Pursuant to an order of the Bankruptcy Court, on February 6, 2002 the corporation issued 228,395 shares of Common Stock to Houlihan Lokey Howard & Zukin in payment of fees and expenses incurred by Houlihan Lokey Howard & Zukin in its role as financial advisor to the Harnischfeger Creditors Committee during the period the corporation operated under Chapter 11 bankruptcy protection (June 8, 1999 to July 12, 2001). The corporation did not incur fees to Houlihan Lokey Howard & Zukin during fiscal year 2002 and does not expect to incur any such fees in fiscal 2003.

PROPOSAL #2: 2003 STOCK INCENTIVE PLAN

Stockholders are being asked to approve the Joy Global Inc. 2003 Stock Incentive Plan (the “2003 Stock Incentive Plan”).

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF PROPOSAL #2 TO APPROVE THE 2003 STOCK INCENTIVE PLAN.

The 2003 Stock Incentive Plan replaces the Joy Global Inc. 2001 Stock Incentive Plan that was adopted in connection with the corporation’s emergence from bankruptcy.

If the 2003 Stock Incentive Plan is approved by the stockholders, any shares that remain available for issuance under the 2001 Stock Incentive Plan will become available for grant under the 2003 Stock Incentive Plan and no additional grants will be made under the 2001 Stock Incentive Plan. If the 2003 Stock Incentive Plan is not approved by stockholders, it will not become effective.

Certain features of the 2003 Stock Incentive Plan are summarized below. This summary is qualified by reference to the full text of the 2003 Stock Incentive Plan attached as Annex A to this proxy statement.

The 2003 Stock Incentive Plan is intended to promote the long-term growth and profitability of the corporation and its subsidiaries by providing directors, officers and employees of, or individuals who have accepted an offer of employment with, the corporation and its subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the corporation. Grants of incentive or non-qualified stock options, stock appreciation rights, performance awards, other equity-based awards, or any combination of the foregoing, may be made under the 2003 Stock Incentive Plan at the discretion of the Human Resources Committee of the Board of Directors (the “Committee”). The 2003 Stock Incentive Plan is designed to have an indefinite term.

(1)   Persons Eligible for Grants.   Directors, officers and employees of, and individuals who have accepted an offer of employment with, the corporation and its subsidiaries and affiliates are eligible to participate in the 2003 Stock Incentive Plan. As of January 22, 2003, there are approximately 6,800 persons eligible to participate in the 2003 Stock Incentive Plan. The Committee has not determined the amounts of awards under the 2003 Stock Incentive Plan that will be allocated to any eligible person.

(2)   Administration.   The 2003 Stock Incentive Plan is administered by the Committee. The Committee is authorized to delegate certain administrative responsibilities (other than the power to grant awards to officers) to the Chief Executive Officer. The Committee will determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of the grant, in addition to those contained in the 2003 Stock Incentive Plan. Each grant will be confirmed by and subject to the terms of an award agreement.

(3)   Authorized Shares.   The 2003 Stock Incentive Plan provides that a maximum of 2,500,000 shares of Common Stock may be delivered to participants plus the number of shares that remain available for issuance under the 2001 Stock Incentive Plan. As of January 22, 2003, 203,480 shares remained available for issuance under the 2001 Stock Incentive Plan. The aggregate limit on the number of shares that may be delivered to participants under the 2003 Stock Incentive Plan will also be increased by certain stock option or stock appreciation right forfeitures, terminations or expirations, by stock repurchases which are made with the cash proceeds of stock option exercises, and by the amount of any shares used to pay the exercise price of stock options.

Shares subject to an award under the 2003 Stock Incentive Plan may be either treasury shares or authorized but unissued shares. If any award granted under either the 2001 Stock Incentive Plan or under the 2003 Stock Incentive Plan is forfeited or if any stock option (and any related stock appreciation right) or stock appreciation right terminates, expires or lapses without being exercised or if any stock appreciation right granted under either the 2001 Stock Incentive Plan or under the 2003 Stock Incentive Plan is exercised or settled for cash, shares of Common Stock subject to such awards will again be available for distribution in connection with awards under the 2003 Stock Incentive Plan. Shares subject to a stock option under either the 2001 Stock Incentive Plan or the 2003 Stock Incentive Plan that are not distributed upon exercise of such stock option because they are used to satisfy a portion of the exercise price or the tax withholding obligations are not deemed delivered for purposes of the 2003 Stock Incentive Plan. If the option price of any stock option under either the 2001 Stock Incentive Plan or the 2003 Stock Incentive Plan is satisfied by delivering shares, only the number of shares delivered to the optionee upon exercise net of the shares delivered by the optionee to satisfy the option price shall be treated as delivered for purposes of the plan limits.

A maximum of 2,000,000 shares may be delivered as incentive stock options. A maximum of 1,500,000 shares may be delivered pursuant to awards other than stock options and stock appreciation rights. No participant may be granted stock options or stock appreciation rights covering more than 2,000,000 shares in any consecutive 24-month period. No more than 500,000 shares may be subject to awards other than stock option or stock appreciation rights granted during a consecutive 24-month period to any participant. No participant may receive a performance award payment greater than $2,000,000 for each of the years in the applicable award cycle.

In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, spin-offs, reorganizations, liquidations, reorganizations, or other distributions of stock or property of the corporation, the Committee or the Board of Directors may make adjustments in the aggregate number and kind of shares reserved for issuance under the 2003 Stock Incentive Plan, in the maximum share limitations upon stock options, incentive stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and option price or strike price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under the 2003 Stock Incentive Plan, and any other equitable substitutions or adjustments that Committee or the Board of Directors determine to be appropriate in their sole discretion.

(4)   Stock Options.   Stock options may be granted alone or in addition to other awards. Stock options may be “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the Committee and specified in the option agreement setting forth the terms and provisions of the options.

     (a)   Option Term.   The term of each stock option will be fixed by the Committee but no stock option may be exercised more than 10 years after the date it is granted.

     (b)   Option Price.   The exercise price per share of Common Stock purchasable under a stock option will be determined by the Committee but, except in the case of stock options granted in lieu of foregone compensation, may not be less than the fair market value of the Common Stock on the date of grant. On January 17, 2003, the closing price of the Common Stock on the Nasdaq National Market was $12.32. Options granted under the 2003 Stock Incentive Plan cannot be repriced without stockholder approval.

     (c)   Exercise.   Except as otherwise provided in the 2003 Stock Incentive Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the Committee and the Committee may at any time accelerate the exercisability of a stock option. The exercisability of a stock option may not occur prior to one year from the grant date other than in cases of death, disability, retirement, change of control or other limited instances. A participant exercising an option may pay the exercise price in cash or, if approved by the Committee, with previously acquired shares of Common Stock or a combination of cash and stock. The Committee, in its discretion, may allow the cashless exercise of options through the use of a broker-dealer, to the extent permitted by applicable law, or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price.

The 2003 Stock Incentive Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of options held by optionees whose employment with the corporation terminates by reason of death, disability, retirement or otherwise.

The 2003 Stock Incentive Plan provides that the Committee may establish procedures permitting an optionee to elect to defer to a later time the receipt of shares issuable upon the exercise of a stock option and/or to receive cash at such later time in lieu of the deferred shares.

(5)   Other Awards.

     (a)   Stock Appreciation Rights.   Stock appreciation rights may be granted separately or in tandem with all or part of any stock option granted under the 2003 Stock Incentive Plan. A stock appreciation right granted separately from any stock option under the 2003 Stock Incentive Plan is called a freestanding SAR. A stock appreciation right granted in tandem with a stock option under the 2003 Stock Incentive Plan is called a tandem SAR.

A tandem SAR will terminate and will no longer be exercisable upon the termination or exercise of the related stock option.

A tandem SAR may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the Committee. Upon exercise, a tandem SAR permits the optionee to receive cash, shares of Common Stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the tandem SAR is exercised.

A freestanding SAR may have a term of up to ten years. Except in the case of freestanding SARs granted in lieu of compensation, the strike price cannot be lower than the fair market value of the stock on the grant date. The strike price cannot be repriced without stockholder approval.

The Committee can determine exercisability restrictions on freestanding SARs at the time of grant. Except in cases of death, disability, retirement, change of control, or other limited instances, freestanding SARs cannot be exercisable before the first anniversary of the grant date.

Upon exercise, a freestanding SAR permits the holder to receive cash, shares of Common Stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the strike price, multiplied by the number of shares with respect to which the freestanding SAR is exercised.

The 2003 Stock Incentive Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of freestanding SARs held by an individual whose employment with the corporation terminates by reason of death, disability, retirement or otherwise. The Committee may also establish procedures permitting the holder of a freestanding SAR to defer to a later time the receipt of shares issuable upon the exercise of a freestanding SAR and/or to receive cash at such later time in lieu of the deferred shares.

     (b)   Performance Awards.   Performance awards may be granted either alone or in addition to other awards granted under the 2003 Stock Incentive Plan. Performance awards may be performance-based stock awards or performance-based cash awards. No performance award cycle may exceed five years in duration. Performance awards may be granted subject to the attainment of performance goals and the continued service of the participant. At the conclusion of the award cycle, the Committee shall evaluate the degree to which any applicable performance goals have been achieved and the performance amounts earned, and shall cause to be delivered the amount earned in either cash or shares, at the election of the Committee.

A Qualified Performance-Based Award is a grant of performance awards designated as such by the Committee at the time of grant based upon a determination that (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which the corporation would expect to be able to claim a tax deduction with respect to such performance unit awards, and (2) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code.

The Committee shall specify the performance goals to which any Qualified Performance-Based Award shall be subject. These goals shall be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels. These goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries. Measurement of performance against goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, or management’s discussion and analysis within the corporation’s annual report.

Except to the extent otherwise provided in the applicable performance award agreement or the 2003 Stock Incentive Plan, all rights to receive cash or stock in settlement of performance awards will be forfeited upon a participant’s termination of employment for any reason during the award cycle or before any applicable performance goals are satisfied, unless the Committee, in its discretion, waives any or all remaining payment limitations with respect to such participant’s performance units. However, the Committee may not waive the satisfaction of the applicable performance goals in the case of performance units that are Qualified Performance-Based Awards unless the participant’s employment is terminated by reason of death or disability.

     (c)   Other Stock-Based Awards.    Restricted stock, restricted stock units, deferred stock units and other awards of Common Stock and other awards that are valued by reference to, or otherwise based upon Common Stock, including (without limitation) dividend equivalents and convertible debentures, may also be granted under the 2003 Stock Incentive Plan, either alone or in conjunction with other awards. Unless otherwise provided by the Committee, vesting of other stock-based awards may be no less than three years from the grant date except in cases of grants in lieu of compensation or grants to prospective employees.

(6)   Transferability of Awards.   Awards are nontransferable other than by will or the laws of descent and distribution, provided that at the discretion of the Committee, nonqualified stock options and stock appreciation rights may be transferred as expressly permitted by the Committee, including pursuant to a transfer to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

(7)   Change in Control.   Unless provided otherwise by the Committee, in the event of a change in control (as defined in the 2003 Stock Incentive Plan), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested and performance awards will be deemed earned and payable in full in cash. The Committee may also make additional adjustments or settlements of outstanding awards as it deems appropriate and consistent with the Plan’s purposes. In addition, unless otherwise determined by the Committee, if a stock option or stock appreciation right holder is terminated without cause during the two-year period following a change in control, such holder may exercise the option or stock appreciation right until at least the first anniversary of such termination, unless the term of the option expires first. If the Committee so provides, in the event of a change in control, a holder of a nonqualified stock option or a freestanding stock appreciation right may have the right, for 60 days after the change in control, to surrender all or part of the stock option or stock appreciation right and receive cash for the excess of (A) the greater of (i) the fair market value of a share of Common Stock at the time of surrender or (ii) the highest trading price of a share of Common Stock during the 60-day period preceding the change in control (or, under some circumstances, the value of the consideration for each share of Common Stock paid in the change of control, if higher) over (B) the exercise price of the stock option or strike price of the stock appreciation right, whichever is applicable.

(8)   Effectiveness, Amendments and Termination.   The 2003 Stock Incentive Plan shall be effective as of the time it is approved by a majority of the votes cast by the corporation’s stockholders with respect to its approval. The Board of Directors may at any time amend, alter, or discontinue the 2003 Stock Incentive Plan but may not impair the rights of a holder of outstanding awards without the holder’s consent except for an amendment made to comply with applicable law, stock exchange rules or accounting rules. No amendment may be made without the approval of the corporation’s stockholders to the extent such approval is required by applicable law or stock exchange rules. The Committee may amend the terms of any outstanding stock option or other award but no such amendment may cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder’s consent except an amendment made to cause the 2003 Stock Incentive Plan or award to comply with applicable law, stock exchange rules or accounting rules. Except for adjustments upon certain corporate transactions, neither stock options nor stock appreciation rights may have their exercise price or strike price reduced or otherwise be repriced without stockholder approval.

The Committee’s authority to amend any award is subject to the condition that the Committee may not cause any such award to cease to qualify as a Qualified Performance-Based Award.

In the event an award is granted to an individual who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the grant as they pertain to such individual to achieve the purposes of the 2003 Stock Incentive Plan.

(9)   Federal Income Tax Consequences.   The following is a brief summary of the federal income tax rules relevant to participants in the 2003 Stock Incentive Plan, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different.

     (a)   Options.   Stock options granted under the 2003 Stock Incentive Plan may be either nonqualified options or incentive options for federal income tax purposes.

     (b)   Nonqualified Options.   Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Provided the Common Stock is not subject to a substantial risk of forfeiture, upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the Common Stock acquired on the date of exercise over the exercise price and will be subject to wage and employment tax withholding. The corporation will generally be entitled to a deduction equal to such ordinary income.

The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the Common Stock on the date of exercise. The capital gain or loss will be long- or short-term depending on whether the stock was held for more than one year after the exercise date. The corporation will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of Common Stock acquired upon an option’s exercise may be used to offset capital gains.

     (c)   Incentive Stock Options.    Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock’s fair market value at the time of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by the corporation continuously from the time of the option’s grant until three months before the option’s exercise and the optionee must not sell the shares until more than one year after the option’s exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year.

Notwithstanding the foregoing, incentive stock options shall not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. The corporation will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, the corporation will be allowed a deduction corresponding to the optionee’s ordinary income.

     (d)   Transfer of Option to Family Member.    The 2003 Stock Incentive Plan permits transfers of non-qualified options to participants’ children and immediate family members, although incentive options are not allowed to be transferred to family members other than by will or the laws of descent and distribution. The optionee will not recognize taxable income if the optionee transfers a non-qualified option to a member of the optionee’s family. However, when the transferee of the option exercises the option, the optionee will recognize ordinary income equal to the excess of the fair market value of the Common Stock acquired by the transferee of the option on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. The corporation will generally be entitled to a deduction equal to such ordinary income. The transferee of the option will have a capital gain or loss upon a subsequent sale of the stock in an amount equal to the sale price less the fair market value of the stock on the date the option was exercised. Any capital gain recognized by the transferee will be long-term capital gain if the transferee has held the stock for more than one year after the exercise date.

     (e)   Stock Appreciation Rights.   The optionee will be subject to ordinary income tax, and wage and employment tax withholding, upon the exercise of an SAR. Upon the exercise of an SAR, the optionee will recognize ordinary income equal to the excess of the fair market value of the Common Stock on the exercise date over the strike price of the SAR. The corporation will generally be entitled to a corresponding deduction equal to the amount of ordinary income that the optionee recognizes. Upon the sale of Common Stock acquired upon exercise of an SAR, the optionee will recognize long- or short-term capital gain or loss, depending on whether the optionee has held the stock for more than one year from the date of exercise.

     (f)   Performance Awards.   The optionee will not recognize taxable income at the time performance awards are granted but the optionee will recognize ordinary income and be subject to wage and employment tax withholding upon the receipt of Common Stock or cash awards at the end of the applicable award cycle. The corporation will generally be entitled to claim a corresponding deduction.

     (g)   Other Stock-Based Awards.   The recipient of restricted stock, restricted stock units, deferred stock units or other stock-based awards will not recognize taxable income at the time of grant as long as the Common Stock associated with such awards is subject to a substantial risk of forfeiture but will recognize ordinary income and be subject to wage and employment tax withholding when the substantial risk of forfeiture expires or is removed, unless the shares or cash to be paid with respect to such award are deferred until a date subsequent to the vesting date. The corporation will generally be entitled to claim a corresponding deduction.

     (h)   Withholding Taxes.   Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, the corporation may require the optionee to pay the amount required to be withheld by the corporation before delivering to the individual any shares or other payment to be received under the 2003 Stock Incentive Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the individual.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held 10 meetings during fiscal 2002. All directors attended over 90% of the total number of meetings of the Board and committees of which they were members.

The Board has Audit, Human Resources and Executive committees. All committees consist entirely of outside directors except the Executive Committee of which Mr. Hanson is a member.

Audit Committee

Current members of the Audit Committee are James H. Tate (Chair), James R. Klauser and P. Eric Siegert. The members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange’s listing standards and Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has adopted a written charter for the Audit Committee which was included as an exhibit to last year’s proxy statement.

The primary function of the Audit Committee is to assist the Board of Directors in monitoring: (i) the integrity of the financial statements of the corporation; (ii) the compliance by the corporation with legal and regulatory requirements; (iii) the independence and performance of the corporation’s internal and external auditors; (iv) the corporation’s financial policies and processes and significant financial and business risks facing the corporation; and (v) the management of the corporation’s employee benefit plans and trusts. The Audit Committee met 11 times during fiscal 2002.

Human Resources Committee

Current members of the Human Resources Committee are Richard B. Loynd (Chair), Steven L. Gerard and Ken C. Johnsen. The primary functions of the Human Resources Committee are to: (i) periodically review and approve the compensation programs for the corporation’s key executives, including salary rates, incentive compensation plans, fringe benefits, non-cash perquisites and all other forms of compensation, (ii) administer the corporation’s stock option and stock-based compensation plans, (iii) periodically review the executive staffing of the corporation and make recommendations to the Board as appropriate, (iv) assess the performance of the Board and the performance of individual directors, (v) review and approve director compensation programs, and (vi) review and present to the Board for its consideration recommendations for nominations to fill expiring terms, vacancies or additions to the Board. Stockholders who wish to recommend persons to become directors of the corporation should direct their recommendations to the Human Resources Committee in care of the corporation. The Human Resources Committee met seven times during fiscal 2002.

Executive Committee

Current members of the Executive Committee are Richard B. Loynd (Chair), John Nils Hanson, James R. Klauser and P. Eric Siegert. The primary functions of the Executive Committee are to consider proposals to (i) modify the corporation’s capital structure, (ii) acquire or divest businesses, (iii) acquire a company, (iv) make significant investments in the corporation, or (v) enter into strategic alliances. In addition, the Executive Committee may act upon a matter when it determines that prompt action is in the best interest of the corporation and it is not possible or necessary to call a meeting of the full Board. The Executive Committee met once during fiscal 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows compensation awarded to, earned by or paid to the corporation’s Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer who served as executive officers during fiscal 2002 for services rendered to the corporation and its subsidiaries during fiscal 2002, 2001 and 2000.

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compen- sation ($) (1)	Restricted Stock Award(s) ($) (2)	Secu- rities Under- lying Options /SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($) (3)
John Nils Hanson Chairman, President and Chief Executive Officer	2002 2001 2000	715,750 677,084 650,004	- 963,078 640,590	(4)	38,202 23,191 21,353	- - -	397,500 132,500 -	- - -	136,717 4,902 4,902

Donald C. Roof Executive Vice President, Chief Financial Officer and Treasurer (5)	2002 2001	382,500 210,350	- 102,600		12,022 4,690	- -	217,500 72,500	- -	86,883 23,176

James A. Chokey Executive Vice President and General Counsel	2002 2001 2000	299,917 291,583 277,400	- 398,495 276,187	(4)	23,340 25,611 23,507	- - -	90,000 30,000 -	- - -	4,882 2,606 3,216

Dennis R. Winkleman Executive Vice President, Human Resources	2002 2001 2000	241,667 230,833 173,978	- 312,554 272,265	(4) (6)	15,643 22,196 3,713	- - -	90,000 30,000 -	- - -	40,349 782 505

Robert W. Hale Executive Vice President and President P&H Mining Equipment (7)	2002 2001 2000	294,353 277,333 259,170	- 331,328 299,743	(4)	20,504 15,427 -	- - -	162,250 53,750 -	- - -	4,948 2,768 1,582

Notes

(1)   Represents amounts reimbursed during the fiscal year for the payment of taxes. None of the named executive officers received perquisites or other personal benefits in fiscal 2002 which in the aggregate exceeded the lesser of $50,000 or ten percent of total salary and bonus for the named executive officer.

(2)   No restricted stock has been awarded to or is held by the named executive officers.

(3)   Includes the following amounts for fiscal 2002: for Mr. Hanson, $67,500 for supplemental life insurance, $59,380 reimbursed for the payment of taxes, $7,087 group term life insurance and $2,750 of 401(k) company matching contribution; for Mr. Roof, $44,131 for relocation expenses, $38,822 reimbursed for the payment of taxes, $2,750 of 401(k) company matching contribution, and $1,180 group term life insurance; for Mr. Chokey, $2,750 of 401(k) company matching contribution and $2,132 group term life insurance; for Mr. Winkleman, $20,300 for relocation expenses, $17,680 reimbursed for the payment of taxes, $1,497 of 401(k) company matching contribution, and $872 group term life insurance; and for Mr. Hale, $2,750 of 401(k) company matching contribution and $2,198 group term life insurance.

(4)   Includes amounts paid under the corporation’s bonus compensation plans in effect for fiscal 2001 and the following emergence bonus payments paid in fiscal 2001 under the Bankruptcy Court approved Key Employee Retention Plan: Mr. Hanson, $544,003; Mr. Chokey, $216,240; Mr. Winkleman, $191,250; and Mr. Hale, $199,767. The entire amount of the emergence bonus payments received in fiscal 2001 is listed for fiscal 2001 although a portion of such bonus payments may be allocable to fiscal 2000 and 1999.

(5)   Mr. Roof became an executive officer during fiscal 2001.

(6)   Includes bonus paid to Mr. Winkleman in 2000 in connection with the liquidation of Beloit Corporation under the Bankruptcy Court approved Key Employee Retention Plan.

(7)   Mr. Hale retired effective November 1, 2002. Mr. Hale served as Executive Vice President since 1997 and Chief Executive Officer of P&H Mining Equipment since 1994. He is 56.

Equity Compensation Plan Information

The following table summarizes information about the corporation’s equity compensation plan as of the end of fiscal 2002. All outstanding awards relate to Common Stock.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	4,031,002 (2)	$16.15	1,524,998

Equity compensation plans not approved by security holders	-	-	-

Total	4,031,002	$16.15	1,524,998

Notes:

(1)   The corporation’s equity compensation plan, the 2001 Stock Incentive Plan, was deemed approved by security holders in connection with the approval of the corporation’s plan of reorganization.

(2)   Includes 502,500 shares of Common Stock which is the maximum number of shares that may be issued under performance awards granted in fiscal 2001 under the 2001 Stock Incentive Plan.

Human Resources Committee Report On Executive Compensation

The Human Resources Committee has presented the following report on executive compensation for inclusion in this proxy statement.

Compensation Philosophy

The members of the Human Resources Committee believe that the corporation’s executive officers, including the Chief Executive Officer, should be compensated on a basis competitive with other manufacturing companies of comparable size. The objectives are to provide a total compensation program that establishes base salaries in a competitive range, bonus opportunities that reward above-average performance with above-average pay, and stock-based incentive programs designed to achieve long-term corporate financial goals and build executive stock ownership. These objectives serve to align management and stockholder interests. This philosophy is based on the need to attract and retain experienced and talented executive officers.

Base Salaries for Fiscal 2002

Base salaries for fiscal 2002 for Mr. Hanson and the other executive officers named in the Summary Compensation Table were established by the Human Resources Committee early in the fiscal year using the compensation philosophy described above.

Bonus Plan for Fiscal 2002

The corporation has an annual bonus compensation plan that applies to senior executive officers and that was approved by stockholders at the 2002 annual meeting. The annual bonus compensation plan applies to Mr. Hanson and the other named executive officers who may be “covered employees” as defined in Section 162(m) of the Internal Revenue Code. The Human Resources Committee has discretion under the annual bonus compensation plan to reduce or eliminate awards.

The bonus plan for fiscal 2002 for all other employees of the corporation was based on earnings before interest, taxes, depreciation and amortization (EBITDA) and changes in working capital. Although management performed well under difficult market conditions in fiscal 2002, the EBITDA target was not met. In light of these results, the Human Resources Committee exercised its discretion and no bonus payments were made for fiscal 2002 to Mr. Hanson or the other named executive officers.

Stock Options

The Human Resources Committee believes stock options are an important component of a sound compensation program for executive officers. Stock options are granted periodically and can be exercised for several years after they have been granted with the result that in most companies executive officers hold several years’ worth of stock option grants. When the corporation emerged from bankruptcy in 2001, none of the executive officers held options to buy the corporation’s Common Stock. The corporation’s plan of reorganization provided for the grant of stock options for up to five and one half million shares of Common Stock.

In order to reestablish the “stock option component” of the corporation’s compensation program, the Human Resources Committee adopted a program of granting options in four phases to Mr. Hanson, the named executive officers and other key employees. This spread of grant dates was intended to assure that the option exercise prices reflected the “average” of the first year’s trading of shares following emergence. The first grant of approximately 900,000 stock options was made on July 16, 2001 at an exercise price of $13.76 per share. Subsequent grants were made on November 1, 2001 at $17.49 per share, February 1, 2002 at $17.49, and May 1, 2002 at $16.09. All grants were at market prices. The stock options become exercisable in one-third increments on the first, second and third anniversaries of July 16, 2001.

Performance Unit Award Program

The Human Resources Committee established a Performance Unit Award Program under the terms of the 2001 Stock Incentive Plan in order to provide senior executive officers with a long-term incentive to generate positive net cash flow. The Human Resources Committee believes that the Performance Unit Award Program serves as a retention tool and motivates the senior executive management of the corporation to generate the cash needed to pay down the corporation’s debt and fund other corporate needs. The Human Resources Committee made an initial grant of performance units in fiscal 2001. No performance units were granted in fiscal 2002.

CEO Compensation for Fiscal 2002

Mr. Hanson’s compensation for fiscal 2002 as reported in the Summary Compensation Table includes base salary of $715,750 and grants of 397,500 stock options. As discussed above, because the targets for the corporation’s company-wide bonus plan were not achieved in fiscal 2002, the Human Resources Committee exercised its discretion under the terms of the annual bonus plan for “covered employees” and no bonus was paid to Mr. Hanson for fiscal 2002.

The Human Resources Committee formally evaluated Mr. Hanson’s performance against established goals, principal responsibilities and critical success factors. Performance goals for fiscal 2003 were established for Mr. Hanson and the Human Resources Committee increased Mr. Hanson’s base salary for calendar 2003 to $752,400. In addition, to encourage Mr. Hanson to continue to serve as CEO, the Human Resources Committee adopted a supplemental life insurance program for Mr. Hanson.

Tax Considerations

The Human Resources Committee intends to take the steps necessary to satisfy the conditions of Section 162(m) of the Internal Revenue Code in order to preserve the deductibility of executive compensation to the fullest extent possible consistent with the Committee’s other compensation objectives and overall compensation philosophy.

Respectfully,

Richard B. Loynd (Chair)
Steven L. Gerard
Ken C. Johnsen

Performance Graph

The following graph shows the cumulative total stockholder return on the corporation’s Common Stock from August 1, 2001, the first trading day following the issuance of the corporation’s new Common Stock after its emergence from bankruptcy, until November 1, 2002, the last trading day before the end of the corporation’s fiscal year, as compared to the returns of the Standard & Poor’s 500 Stock Index and the Dow Jones Heavy Machinery Index. The Heavy Machinery subgroup consists of AGCO Corporation, Astec Industries Inc., Caterpillar Inc., Deere & Co., Manitowoc Company and Terex Corporation. The graph assumes $100 was invested on August 1, 2001 in (a) the corporation’s Common Stock, (b) the Standard & Poor’s 500 Stock Index and (c) the Heavy Machinery Index and assumes reinvestment of dividends.

	08/01/2001	11/01/2001	02/01/2002	05/01/2002	08/01/2002	11/01/2002

Joy Global Inc.	100	109	108	100	87	66
Machinery Group	100	88	100	121	98	94
S&P 500	100	89	93	90	74	76

Option Grants

The following table shows information about stock option grants during the last fiscal year to the five executive officers named in the Summary Compensation Table.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)
Individual Grants
Name	Number of Securities Underlying Options/ SARs Granted (#)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date (2)	Grant Date Present Value($) (3)

John Nils Hanson	132,500 132,500 132,500	5.035% 5.035% 5.035%	17.49 17.49 16.09	November 1, 2011 February 1, 2012 May 1, 2012	1,468,100 1,468,100 1,350,175

Donald C. Roof	72,500 72,500 72,500	2.755% 2.755% 2.755%	17.49 17.49 16.09	November 1, 2011 February 1, 2012 May 1, 2012	803,300 803,300 738,775

James A. Chokey	30,000 30,000 30,000	1.140% 1.140% 1.140%	17.49 17.49 16.09	November 1, 2011 February 1, 2012 May 1, 2012	332,400 332,400 305,700

Dennis R. Winkleman	30,000 30,000 30,000	1.140% 1.140% 1.140%	17.49 17.49 16.09	November 1, 2011 February 1, 2012 May 1, 2012	332,400 332,400 305,700

Robert W. Hale	53,750 53,750 53,750	2.042% 2.042% 2.042%	17.49 17.49 16.09	November 1, 2011 February 1, 2012 May 1, 2012	595,550 595,550 547,713

Notes

(1)   No Stock Appreciation Rights (SARs) were granted in the last fiscal year.

(2)   Options become exercisable in one third increments on the first, second and third anniversaries of July 16, 2001, expire ten years from the grant date unless earlier terminated and become fully vested and exercisable in the event of a change in control as defined in the 2001 Stock Incentive Plan.

(3)   Grant date present values were determined using the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values are based on assumed volatility of 59%, risk-free rate of return of 4.4%, dividend yield of 0.0% and seven year option expiration. No adjustments have been made for non-transferability or risk of forfeiture.

Option Exercises and Fiscal Year-End Values

The following table shows information with respect to the five executive officers named in the Summary Compensation Table concerning the value of options outstanding at the end of the last fiscal year. None of the five executive officers named in the Summary Compensation Table exercised options or stock appreciation rights during the last fiscal year. At the end of the fiscal year, all options held by the five executive officers named in the Summary Compensation Table had exercise prices in excess of $10.59, the fiscal year-end closing price of the corporation’s Common Stock as reported by Nasdaq. No Stock Appreciation Rights (SARs) are outstanding.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/ SARs at Fiscal Year- End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

John Nils Hanson	-	-	176,668	353,332	-	-
Donald C. Roof	-	-	96,668	193,332	-	-
James A. Chokey	-	-	40,000	80,000	-	-
Dennis R. Winkelman	-	-	40,000	80,000	-	-
Robert W. Hale	-	-	215,000	-	-	-

Long-Term Incentive Compensation

Long-term incentive compensation in the form of Performance Unit Awards may be granted under the terms of the 2001 Stock Incentive Plan. An initial grant of Performance Unit Awards was made to the named executive officers in fiscal 2001 and reported in last year’s proxy statement. No Performance Unit Awards were granted in fiscal 2002.

Pension Plan Table

The following table lists the estimated annual benefits payable upon retirement at normal retirement age for the years of service indicated under the corporation’s defined benefit pension plan (and excess benefit arrangements described below) at the indicated remuneration levels. Remuneration covered by the plan includes the salary and bonus amounts reported in the Summary Compensation Table.

The years of service credited for each of the executive officers named in the Summary Compensation Table are: John Nils Hanson, 19 years; Donald C. Roof, 1 year; James A. Chokey, 20 years; Dennis R. Winkleman, 5 years; and Robert W. Hale, 14 years. Under an arrangement approved by the Human Resources Committee in 1999, Mr. Hanson is credited with three years of service for pension plan purposes for each year he is employed by the corporation after June 1999.

Benefits are based both upon credited years of service with the corporation or its subsidiaries and the highest annual salary and incentive compensation over a 60 consecutive calendar month period during the last 120 consecutive calendar months of service. The estimated benefits in the table do not reflect offsets under the plan of 1.25% per year of service (up to a maximum of 50%) of the Social Security benefit.

Estimated benefits under the retirement plan are subject to the provisions of the Internal Revenue Code which limit the annual benefits which may be paid from a tax qualified retirement plan. Amounts in excess of such limitations will be paid from the general funds of the corporation under the terms of the corporation’s Supplemental Retirement Plan.

	Years of Service
Remuneration	10	15	20	25	30	35

$ 400,000	$60,000	$ 90,000	$120,000	$150,000	$180,000	$210,000
600,000	90,000	135,000	180,000	225,000	270,000	315,000
800,000	120,000	180,000	240,000	300,000	360,000	420,000
1,000,000	150,000	225,000	300,000	375,000	450,000	525,000
1,200,000	180,000	270,000	360,000	450,000	540,000	630,000
1,400,000	210,000	315,000	420,000	525,000	630,000	735,000
1,600,000	240,000	360,000	480,000	600,000	720,000	840,000
1,800,000	270,000	405,000	540,000	675,000	810,000	945,000
2,000,000	300,000	450,000	600,000	750,000	900,000	1,050,000

Director Compensation

Directors who are not officers or employees of the corporation receive an annual retainer fee of $30,000 and a fee of $1,250 for each Board and Board committee meeting attended. Committee chairs receive $1,500 for each committee meeting attended. Each non-employee director was granted 5,000 stock options in fiscal 2002 as required by the terms of the 2001 Stock Incentive Plan. Directors who are officers of the corporation earn no additional remuneration for their services as directors.

Certain Business Relationships

Pursuant to the corporation’s bylaws, officers and directors of the corporation are indemnified by the corporation in the event claims are made against them arising out of their service as an officer or director. Other than these indemnification arrangements, there were no other relationships or related transactions during fiscal 2002 involving any director or executive officer (or any members of their immediate families) to which the corporation or any of its subsidiaries was a party which are required to be disclosed under the rules governing the preparation of proxy statements.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Change in control arrangements between the corporation and each of the executive officers named in the Summary Compensation Table were put in place prior to the corporation’s reorganization. The corporation’s emergence from bankruptcy qualified as a “change in control” under the terms of the change in control agreements with the result that the arrangements become employment contracts. The arrangements provide that, in the event that a named executive officer’s employment is terminated prior to July 12, 2003, the second anniversary of the corporation’s reorganization, either by the individual for “Good Reason” or by the corporation without “Cause” (as such terms are defined in the change in control agreements), the corporation will provide outplacement services and two years of medical insurance benefits and pay the individual a lump sum payment equal to three times the sum of the individual’s base salary and target bonus. The approximate dollar amounts that would be payable to the named executive officers under the provisions of these agreements if their employment were terminated as of the date of this proxy statement, either by the individual for “Good Reason” or by the corporation without “Cause”, are: Mr. Hanson, $3,792,600; Mr. Roof, $1,843,200; Mr. Chokey, $1,445,760; and Mr. Winkleman, $1,096,200.

Stock option grants and Performance Unit Awards to the named executive officers contain provisions that accelerate the vesting of stock options and performance unit awards in the event of a change in control of the corporation as defined in the 2001 Stock Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee has presented the following report for inclusion in this proxy statement.

The Audit Committee met with management eleven times during fiscal 2002; the independent accountants attended nine of these meetings.

Management represented to the Audit Committee that the corporation’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The corporation’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the corporation’s Annual Report on Form 10-K for the fiscal year ended November 2, 2002 filed with the Securities and Exchange Commission.

Respectfully,

James H. Tate (Chair)
James R. Klauser
P. Eric Siegert

AUDITORS, AUDIT FEES AND AUDITOR INDEPENDENCE

Ernst & Young LLP served as the corporation’s independent accountants for fiscal 2002. A representative of Ernst & Young is expected to be present at the 2003 annual meeting and to have the opportunity to make a statement and answer questions that may be asked by stockholders. The Audit Committee expects to make its selection of independent accountants for fiscal 2003 during the first half of the year.

At a meeting held on July 22, 2002, the Board of Directors, upon recommendation of the Audit Committee, approved the engagement of Ernst & Young LLP as the corporation’s independent accountants for fiscal 2002 and dismissed the firm of PricewaterhouseCoopers LLP. Except as described in the following sentence, PricewaterhouseCoopers’ reports on the corporation’s consolidated financial statements for the prior two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. PricewaterhouseCoopers’ report on the corporation’s consolidated financial statements for the 2000 fiscal year was qualified as to uncertainty about the ability of the corporation to continue as a going concern in light of the corporation’s bankruptcy filing in June 1999. The corporation emerged from bankruptcy in July 2001.

During the two preceding fiscal years and through July 22, 2002, there were no disagreements between the corporation and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused the firm to make reference to the subject matter thereof in connection with their report on the corporation’s consolidated financial statements and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended October 31, 2001 and 2000 and through July 22, 2002, the corporation did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the corporation’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The fees listed below do not include amounts paid to PricewaterhouseCoopers for services performed prior to its dismissal.

Audit Fees

Ernst & Young LLP billed the corporation an aggregate of $857,200 in fees for professional services rendered for the audit of the corporation’s annual financial statements for fiscal 2002 and the reviews of the financial statements included in the corporation’s Forms 10-Q for fiscal 2002.

Financial Information Systems Design and Implementation Fees

No fees were billed by Ernst & Young LLP for professional services related to information systems design and implementation for fiscal 2002.

All Other Fees

Ernst & Young LLP billed the corporation an aggregate of $129,300 in fees in fiscal 2002 for all other professional services other than audit and financial information systems design and implementation fees. The all other fees amount represents services related to audits of certain employee benefit plans, statutory audit reporting of certain non-U.S. entities, and income tax planning, structuring and compliance activities.

Independence

The Audit Committee has reviewed the fees described under the headings “Financial Information Systems Design and Implementation Fees” and “All Other Fees” and determined that the provision of the services covered by such fees is compatible with maintaining the auditor’s independence.

OTHER INFORMATION

Additional Matters

The Board of Directors is not aware of any other matters that will be presented for action at the 2003 annual meeting. Should any additional matters properly come before the meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their best judgment.

Submission of Stockholder Proposals

Stockholder proposals for the 2004 annual meeting must be received no later than September 25, 2003 at the corporation’s principal executive offices, 100 East Wisconsin Avenue, Suite 2780, Milwaukee, Wisconsin 53202, directed to the attention of the Secretary, in order to be considered for inclusion in next year’s annual meeting proxy materials under Securities and Exchange Commission rules. Under the corporation’s bylaws, written notice of stockholder proposals for the 2004 annual meeting which are not intended to be considered for inclusion in next year’s annual meeting proxy materials (stockholder proposals submitted outside the processes of SEC Rule 14a-8) must be received by the corporation at such offices, directed to the attention of the Secretary, not less than 75 nor more than 105 days before the first anniversary of this year’s meeting, stockholder nominations of directors must be received not less than 90 days before the 2004 meeting and any such notice must contain the information specified in the corporation’s bylaws.

Cost of Proxy Solicitation

The corporation will pay the cost of preparing, printing and mailing proxy materials as well as the cost of soliciting proxies on behalf of the Board. In addition to using mail services, officers and other employees of the corporation, without additional remuneration, may solicit proxies in person and by telephone, e-mail or facsimile transmission. The corporation may retain a professional proxy solicitation firm, and pay such firm its customary fee, to solicit proxies from banks, brokers and other nominees having shares registered in their names which are beneficially owned by others.

Annual Report on Form 10-K

A copy (without exhibits) of the corporation’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended November 2, 2002 has been provided with this proxy statement. The corporation will provide an additional copy of such Annual Report to any stockholder, without charge, upon written request of such stockholder. Such requests should be addressed to the attention of “Stockholder Relations” at Joy Global Inc., 100 East Wisconsin Avenue, Suite 2780, Milwaukee, Wisconsin 53202.

Section 16(a) Beneficial Ownership
Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the corporation during the last fiscal year and Forms 5 and amendments thereto furnished to the corporation with respect to the last fiscal year or written representations that no reports were required, the corporation is not aware that any director, officer or beneficial owner of more than 10% of the corporation’s Common Stock failed to report on a timely basis transactions required to be reported during the last fiscal year by Section 16(a) of the Securities and Exchange Act of 1934, except that a purchase of 2,000 shares by Mr. Loynd in December 2001 was reported one day late.

By order of the Board of Directors

ERIC B. FONSTAD
Secretary

January 24, 2003

ANNEX A: JOY GLOBAL INC. 2003 STOCK INCENTIVE PLAN

SECTION 1. Purpose; Definitions

        The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, and/or directors and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company’s businesses and increases in Company shareholder value.

For purposes of the Plan, the following terms are defined as set forth below:

a.     “Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

b.     “Award” means a Stock Option, Stock Appreciation Right, Performance Award or other stock-based award.

c.     “Award Cycle” means a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Awards are to be earned. No Award Cycle shall exceed five years in duration.

d.     “Board” means the Board of Directors of the Company.

e.     “Cause” means, unless otherwise provided by the Committee, (i) “Cause” as defined in any Individual Agreement to which the participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the participant for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the participant’s employment duties, (C) willful and deliberate failure on the part of the participant to perform his or her employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

f.     “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 9(b) and 9(c), respectively.

g.     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

h.     “Commission” means the Securities and Exchange Commission or any successor agency.

i.     “Committee” means the Committee referred to in Section 2.

j.     “Common Stock” means common stock, par value $1.00 per share, of the Company.

k.     “Company” means Joy Global Inc., a Delaware corporation.

l.     “Covered Employee” means a participant designated prior to the grant of Performance Awards by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Performance Awards are expected to be taxable to such participant.

m.     “Disability” means, unless otherwise provided by the Committee, (i) “Disability” as defined in any Individual Agreement to which the participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” permanent and total disability as determined under the Company’s Long-Term Disability Plan applicable to the participant.

n.     “Early Retirement” means retirement from active employment with the Company, a Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

o.     “Eligible Individuals” means directors, officers, and employees of the Company or any of its Subsidiaries or Affiliates, and prospective employees who have accepted offers of employment from the Company or its Subsidiaries or Affiliates.

p.     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

q.     “Fair Market Value” means, except as otherwise provided by the Committee, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on Nasdaq or such other national securities market or exchange as may at the time be the principal market for the Common Stock, or if the shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.

r.     “Incentive Stock Option” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

s.     “Individual Agreement” means an employment or similar agreement between a participant and the Company or one of its Subsidiaries or Affiliates.

t.     “NonQualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

u.     “Normal Retirement” means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.

v.     “Outside Director” means a director who qualifies as an “independent director” within the meaning of Rule 4200 of the National Association of Securities Dealers, as an “outside director” within the meaning of Section 162(m) of the Code, and as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

w.     “Performance Awards” means Awards granted under Section 7.

x.     “Performance Goals” means the performance goals established by the Committee in connection with the grant of Performance Awards. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries. Measurement of performance against goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, or management’s discussion and analysis within the Company’s annual report on Form 10-K.

y.     “Plan” means the Joy Global Inc. 2003 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

z.     “Qualified Performance-Based Award” means a Performance Award designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Performance Award and (ii) the Committee wishes such Performance Award to qualify for the Section 162(m) Exemption.

aa.     “Retirement” means Normal or Early Retirement.

bb.     “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

cc.     “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

dd.     “Stock Appreciation Right” means an Award granted under Section 6.

ee.     “Stock Option” means an Award granted under Section 5.

ff.     “Stock Option Proceeds” means, with respect to a Stock Option, the sum of (i) the exercise price paid in cash, if any, to purchase shares of Common Stock under such Stock Option, plus (ii) in the case of NonQualified Stock Options and in the case of Incentive Stock Options pursuant to which the exercise of the Incentive Stock Option or the sale of the underlying shares received upon exercise of the Incentive Stock Option results in a “disqualifying disposition” triggering a deduction for the Company pursuant to Section 421(b) of the Code, the value of all federal, state, and local tax deductions to which the Company is entitled with respect to the exercise of such Stock Option.

gg.     “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

hh.     “Termination of Employment” means the termination of the participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. Administration

        The Plan shall be administered by the Human Resources Committee or such other committee of the Board as the Board may from time to time designate (the “Committee”), which shall be composed solely of Outside Directors numbering no fewer than two (2), and shall be appointed by and serve at the pleasure of the Board.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan to:

a.     select the Eligible Individuals to whom Awards may from time to time be granted;

b.     determine whether and to what extent Incentive Stock Options, NonQualified Stock Options, Stock Appreciation Rights, Performance Awards, and other stock-based Awards pursuant to Section 8, or any combination thereof, are to be granted hereunder;

c.     determine the number of shares of Common Stock to be covered by each Award granted hereunder;

d.     determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(b)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

e.     modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith;

f.     determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

g.     determine under what circumstances an Award may be settled in cash or Common Stock under Sections 6(b)(ii), 6(c)(iv), and 7(b)(iv).

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

        The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) delegate administrative responsibilities with respect to the Plan, and (ii) delegate all or any portion of its responsibilities to grant Awards to the Chief Executive Officer of the Company (the “CEO”); provided, however, that no delegation may be made by the Committee that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and provided, further, that the Committee may not delegate to the CEO the authority to grant Awards to officers of the Company. Any allocation or delegation may be revoked by the Committee at any time.

        Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

        Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3. Common Stock Subject to Plan

a.     Aggregate Limit.   The maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan shall be the sum (such sum, the “Aggregate Limit”) of (w) 2,500,000, (x) the number of shares of Common Stock that remain available for issuance under the Joy Global Inc. 2001 Stock Incentive Plan (the “2001 Plan”) at the Effective Time that are not subject to outstanding Awards under the 2001 Plan as of the Effective Time, (y) the number of shares of Common Stock that “become available for distribution” pursuant to Sections 3(a)(i), 3(a)(ii), and 3(a)(iii), and (z) the amount of any shares of Common Stock that are repurchased by the Company with Stock Option Proceeds (determined under generally accepted accounting principles) in respect of the exercise of a Stock Option; provided, however, that the number of shares of Common Stock contributed to the Aggregate Limit pursuant to Section 3(a)(z) in respect of a use of Stock Option Proceeds for repurchase shall not be greater than (A) the amount of such Stock Option Proceeds divided by (B) the Fair Market Value on the date of exercise of the applicable Stock Option. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No future Awards shall be granted under the 2001 Plan following the Effective Time of this Plan.

     (i)     If, after the Effective Time, any Award (including any Award granted under the 2001 Plan that is outstanding as of the Effective Time) is forfeited, or if any Stock Option or Stock Appreciation Right (including any Stock Option or Stock Appreciation Right granted under the 2001 Plan) terminates, expires or lapses without being exercised, or if any Award is exercised or settled for cash, shares of Common Stock subject to such Awards shall thereafter become available for distribution in connection with Awards under the Plan.

     (ii)     If the option price of any Stock Option is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the optionee net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. If the option price of any Stock Option granted under the 2001 Plan that is outstanding as of the Effective Time is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), the number of so delivered shares shall thereafter become available for distribution in connection with Awards under the Plan.

     (iii)     To the extent any shares of Common Stock subject to an Award are not delivered to a participant because such shares are used to satisfy an applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award granted under the 2001 Plan that are outstanding as of the Effective Time are not delivered to a participant upon exercise or settlement of such Award because such shares are used to satisfy an applicable tax withholding obligation, the number of so withheld shares shall thereafter become available for distribution in connection with Awards under the Plan.

     (iv)     For the avoidance of doubt, delivery of shares of Common Stock subject to awards granted in substitution of awards granted by a business or entity that is acquired by, or whose assets are acquired by, the Company shall not be deemed a delivery for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

     (v)     Neither (A) shares of Common Stock that are available for delivery pursuant to Section 3(a)(y) nor (B) shares of Common Stock that are available for delivery pursuant to Section 3(a)(i) because of the forfeiture, termination, expiration or lapse of an Award granted under the 2001 Plan, may be used for any Awards other than Stock Options, Stock Appreciation Rights or Performance Awards.

b.     Other Limits.   The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options intended to be Incentive Stock Options shall be 2,000,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to Awards other than Stock Options and Stock Appreciation Rights shall be 1,500,000 shares. No participant may be granted during any consecutive 24-month period Stock Options and Stock Appreciation Rights covering in excess of an aggregate of 2,000,000 shares of Common Stock. No more than 500,000 shares of Common Stock may be subject to Awards other than Stock Options or Stock Appreciation Rights granted during any consecutive 24-month period to any participant. No participant shall receive a Performance Award settlement pursuant to Section 7(b)(iv), the value of which exceeds the product of (x) the number of fiscal years composing the duration of the applicable Award Cycle (with partial fiscal years expressed as a fraction, the numerator of which is the number of days in such fiscal year that elapsed during the Award Cycle, and the denominator of which is 365, multiplied by (y) $2,000,000.

c.     Adjustment Provision.   In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum limitations upon Stock Options, Incentive Stock Options, Stock Appreciation Rights and other Awards to be granted to any participant, in the number, kind and option price or Strike Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Tandem Stock Appreciation Right.

SECTION 4. Eligibility

     Awards may be granted under the Plan to Eligible Individuals.

SECTION 5. Stock Options

        Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        The Committee shall have the authority to grant any Eligible Individual Incentive Stock Options (except that the grant of any Incentive Stock Option to a prospective employee who has accepted an offer of employment shall be conditioned on the commencement of employment), NonQualified Stock Options or both types of Stock Options (in each case with or without Tandem Stock Appreciation Rights); provided, however, that grants hereunder are subject to the limits set forth in Section 3(b); and, provided, further, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code) and may be granted within 10 years from the Effective Time. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

        Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an Eligible Individual to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option and specifies the terms and provisions of such Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a prospective employee who has accepted an offer of employment such grant shall be deemed to be granted on the date the employment commenced. The Company shall notify an Eligible Individual of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

        Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

a.     Option Term.   The Committee shall determine the stated term of each Stock Option granted under this Plan. Except as specifically stated in the Plan, no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

b.     Option Price.   The Committee shall determine the option price per share of Common Stock subject to Stock Options granted under this Plan. The option price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant, except with respect to Stock Options granted in lieu of foregone compensation. Except for adjustments pursuant to Section 3(c), in no event may any Stock Option granted under this Plan be amended to decrease the option price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower option price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Option, unless such amendment, cancellation, or action is approved by a vote of the Company’s stockholders.

c.     Exercisability.   Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, and the Committee may at any time accelerate the exercisability of any Stock Option; provided, however, that except as may be provided in Sections 5(f), 5(g), 5(h) and 9(a)(i), and except as determined otherwise by the Committee in limited instances, no Stock Option shall be exercisable prior to the first anniversary of the date of grant. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

d.     Method of Exercise.   Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during their stated term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

        To the extent permitted by applicable law, if approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        No shares of Common Stock shall be delivered until full payment therefor has been made. Except as otherwise provided in Section 5(l) below, an optionee shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 12(a).

e.     Nontransferability of Stock Options.   No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a NonQualified Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such optionee’s children or family member, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term “holder” and “optionee” include such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original optionee.

f.     Termination by Reason of Death.   Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of death, any Stock Option held by such optionee shall vest in full and shall remain exercisable (i) in the case of a Nonqualified Stock Option, until the first anniversary of such Termination of Employment (notwithstanding any earlier expiration of the stated term of such NonQualified Stock Option) and (ii) in the case of an Incentive Stock Option, until the earlier of (A) the first anniversary of such Termination of Employment, or (B) the expiration of the stated term of such Incentive Stock Option.

g.     Termination by Reason of Disability.   Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Disability, any Stock Option held by such optionee shall vest in full and remain exercisable until (i) in the case of a Nonqualified Stock Option, the first anniversary of such Termination of Employment (notwithstanding any earlier expiration of the stated term of such NonQualified Stock Option) and (ii) in the case of an Incentive Stock Option, the earlier of (A) the first anniversary of such Termination of Employment or (B) the expiration of the stated term of such Stock Option; provided, however, that if the optionee dies within such period, notwithstanding the expiration of such period, any unexercised Stock Option, may thereafter be exercised (x) in the case of a Nonqualified Stock Option, for a period of one year from the date of death (notwithstanding any earlier expiration of the stated term of such NonQualified Stock Option) and (y) in the case of an Incentive Stock Option, until the earlier of (A) the first anniversary of the date of death or (B) the expiration of the stated term of such Incentive Stock Option. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

h.     Termination by Reason of Retirement.   Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Termination of Employment, or on such accelerated basis as the Committee may determine, until the earlier of (i) the third anniversary of such Termination of Employment or (ii) the expiration of the stated term of such Stock Option; provided, however, that if the optionee dies within such period, any unexercised Stock Option may to the extent exercisable on the date of death thereafter be exercised (x) in the case of a Nonqualified Stock Option, until the later of (A) the first anniversary of the date of death (notwithstanding any earlier expiration of the stated term of such NonQualified Stock Option) or (B) the third anniversary of the Termination of Employment by reason of Retirement and (y) in the case of an Incentive Stock Option, until the earlier of (A) the later of (1) the first anniversary of the date of death or (2) the third anniversary of the Termination of Employment by reason of Retirement or (B) the expiration of the stated term of such Incentive Stock Option. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

i.     Other Termination.   Unless otherwise determined by the Committee: (i) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon immediately terminate; (ii) if an optionee incurs a Termination of Employment due to a termination by the Company for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such optionee, may, to the extent it was exercisable at the time of Termination of Employment, be exercised until the earlier of (A) 90 days from the date of such Termination of Employment or, (B) the expiration of the stated term of the Stock Option; or (iii) if an optionee incurs a Termination of Employment due to a voluntary termination by the optionee, any Stock Option held by such optionee, may, to the extent it was exercisable at the time of Termination of Employment, be exercised until the earlier of (A) 30 days from the date of such Termination of Employment, or (B) the expiration of the stated term of the Stock Option; provided, however, that if the optionee dies within either of the exercise periods established by Sections 5(i)(ii) or 5(i)(iii), any unexercised Stock Option held by such optionee shall, continue to be exercisable to the extent to which it was exercisable at the time of death until (x) in the case of NonQualified Stock Options, the first anniversary of the date of death (notwithstanding any earlier expiration of the stated term of such NonQualified Stock Option) or (y) in the case of Incentive Stock Options, the earlier of (A) the first anniversary of the date of death, or (B) the expiration of the stated term of such Stock Option.

j.     Change in Control Termination.   Unless otherwise determined by the Committee, notwithstanding any other provision of this Plan to the contrary, in the event an optionee incurs a Termination of Employment other than for Cause during the 24-month period following a Change in Control, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Termination of Employment until the earlier of (i) the later of (A) the first anniversary of such date of Termination of Employment, or (B) such other date as may be provided in the Plan for such Termination of Employment, or as the Committee may provide in the option agreement, or (ii) the expiration of the stated term of such Stock Option; provided, however, that if the optionee dies within such period, notwithstanding the expiration of such period, any unexercised Stock Option may to the extent exercisable on the date of death thereafter be exercised (x) in the case of a NonQualified Stock Option, until the later of (i) the end of such exercise period or (ii) the first anniversary of the date of death (notwithstanding any earlier expiration of the stated term of such NonQualified Stock Option), or (y) in the case of an Incentive Stock Option, until the earlier of (i) the later of (A) the end of such exercise period or (B) the first anniversary of the date of death, or (ii) the expiration of the stated term of such Incentive Stock Option. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

k.     Change in Control Cash-Out.   Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at the time of grant or thereafter, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the option price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such election, in an amount equal to (i) the amount by which the Change in Control Price on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option, multiplied by (ii) the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

l.     Deferral of Option Shares.   The Committee may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Section 5(d) above, an optionee who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 6. Stock Appreciation Rights

a.     Grant and Exercise.   Stock Appreciation Rights may be granted alone (“Freestanding Stock Appreciation Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Tandem Stock Appreciation Rights”).

b.     Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (i)     Relationship to Related Stock Option.   A Stock Appreciation Right issued in conjunction with a NonQualified Stock Option may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right issued in conjunction with an Incentive Stock Option may be granted only at the time of grant of such Stock Option. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5.

     (ii)     Settlement.   Upon the exercise of a Tandem Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, in value equal to (A) the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option, multiplied by (B) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. The Committee may from time to time establish procedures pursuant to which a participant may elect to further defer receipt of cash or shares in settlement of Tandem Stock Appreciation Rights for a specified period or until a specified event, all on such terms and conditions as the Committee shall determine.

     (iii)     Nontransferability.    Tandem Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

     (iv)     Plan Limits.   Upon the exercise of a Tandem Stock Appreciation Right for shares of Common Stock, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3(a) on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Tandem Stock Appreciation Right at the time of exercise based on the value of the Tandem Stock Appreciation Right at such time.

     (v)     Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed by Section 6(b)(ii). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. Any Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

c.     Terms and Conditions of Freestanding Stock Appreciation Rights.    Freestanding Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (i)     Term.   The Committee shall determine the stated term of each Freestanding Stock Appreciation Right granted under this Plan. Except as specifically provided in this Plan, no Freestanding Stock Appreciation Right shall be exercisable more than 10 years after the date of grant.

     (ii)     Strike Price.    Unless provided otherwise by the Committee, the strike price (the “Strike Price”) per share of Common Stock subject to a Freestanding Stock Appreciation Right shall be the Fair Market Value of the Common Stock on the date of grant, except with respect to Freestanding Stock Appreciation Rights granted in lieu of foregone compensation. Except for adjustments pursuant to Section 3(c), in no event may any Stock Appreciation Right granted under this Plan be amended to decrease the Strike Price thereof, cancelled in conjunction with the grant of any new Stock Appreciation Right with a lower Strike Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation or action is approved by a vote of the Company’s stockholders.

     (iii)     Exercisability.    Except as otherwise provided herein, Freestanding Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, and the Committee may at any time accelerate the exercisability of any Share Appreciation Right; provided, however, that subject to Sections 6(c)(vi), 6(c)(vii), 6(c)(viii), and 9(a)(i), and except as determined otherwise by the Committee in limited instances, under no circumstances shall any Freestanding Share Appreciation Right be exercisable prior to the first anniversary of the date of grant. If the Committee provides that any Share Appreciation Right is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

     (iv)     Settlement.   Upon the exercise of a Freestanding Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, in value equal to (A) the excess of the Fair Market Value of one share of Common Stock over the applicable Strike Price, multiplied by (B) the number of shares in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (v)     Nontransferability.    No Freestanding Stock Appreciation Right shall be transferable by a participant other than by will or by the laws of descent and distribution or as otherwise expressly permitted by the Committee, including, if so permitted, pursuant to a transfer to such participant’s children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Freestanding Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the participant, the guardian or legal representative of the participant, or any person to whom such Freestanding Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms “holder” and “participant” include such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original participant.

     (vi)     Termination by Reason of Death.    Unless otherwise determined by the Committee, if a participant incurs a Termination of Employment by reason of death, any Freestanding Share Appreciation Rights held by such participant shall vest in full and may thereafter be exercised for a period of one year from the date of such Termination of Employment (notwithstanding any earlier expiration of the stated term of such Freestanding Stock Appreciation Right).

     (vii)     Termination by Reason of Disability.   Unless otherwise determined by the Committee, if a participant incurs a Termination of Employment by reason of Disability, any Freestanding Stock Appreciation Right held by such participant shall vest in full and may thereafter be exercised by the participant until the first anniversary of such Termination of Employment (notwithstanding any earlier expiration of the stated term of such Freestanding Stock Appreciation Right); provided, however, that if the participant dies within such period, any unexercised Freestanding Stock Appreciation Right, notwithstanding the expiration of such period, may thereafter be exercised for a period of one year from the date of death (notwithstanding any earlier expiration of the stated term of such Freestanding Stock Appreciation Right).

     (viii)     Termination by Reason of Retirement.   Unless otherwise determined by the Committee, if a participant incurs a Termination of Employment by reason of Retirement, any Freestanding Stock Appreciation Right held by such participant may thereafter be exercised by the participant, to the extent it was exercisable at the time of such Termination of Employment, or on such accelerated basis as the Committee may determine, until the earlier of (A) the third anniversary of such Termination of Employment or (B) the expiration of the stated term of such Freestanding Stock Appreciation Right; provided, however, that if the participant dies within such period, any unexercised Freestanding Stock Appreciation Right, may to the extent exercisable on the date of death thereafter be exercised until the later of (x) the first anniversary of the date of death (notwithstanding any earlier expiration of the stated term of such Freestanding Stock Appreciation Right) or (y) the earlier of (1) the third anniversary of such Termination of Employment or (2) the expiration of the stated term of such Freestanding Stock Appreciation Right.

     (ix)     Other Termination.    Unless otherwise determined by the Committee: (A) if a participant incurs a Termination of Employment for Cause, all Freestanding Stock Appreciation Rights held by such participant shall thereupon immediately terminate; (B) if a participant incurs a Termination of Employment due to a termination by the Company for any reason other than death, Disability, Retirement or for Cause, any Freestanding Stock Appreciation Right held by such participant, may, to the extent it was exercisable at the time of Termination of Employment, be exercised until the earlier of (1) 90 days from the date of such Termination of Employment or (2) the expiration of such Freestanding Stock Appreciation Right’s stated term; or (C) if a participant incurs a Termination of Employment due to a voluntary termination by the participant, any Freestanding Stock Appreciation Right held by such participant, may, to the extent it was exercisable at the time of Termination of Employment, be exercised until the earlier of (1) 30 days from the date of such Termination of Employment, or (2) the expiration of such Freestanding Stock Appreciation Right’s stated term; provided, however, that if the participant dies within the 90-day period or 30-day period established by Sections 6(c)(ix)(B) and 6(c)(ix)(C), respectively, any unexercised Freestanding Stock Appreciation Right held by such participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death (notwithstanding any earlier expiration of the stated term of such Freestanding Stock Appreciation Right).

     (x)     Change in Control Termination.    Unless otherwise determined by the Committee, notwithstanding any other provision of this Plan to the contrary, in the event a participant incurs a Termination of Employment other than for Cause during the 24-month period following a Change in Control, any Freestanding Stock Appreciation Right held by such participant may thereafter be exercised by the participant, to the extent it was exercisable at the time of such Termination of Employment, until the earlier of (A) the later of (1) the first anniversary of such date of Termination of Employment, or (2) such other date as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the applicable Freestanding Stock Appreciation Right agreement, or (B) the expiration of the stated term of such Freestanding Stock Appreciation Right; provided, however, that if the participant dies within such period, any unexercised Freestanding Stock Appreciation Right, notwithstanding the expiration of such period, may to the extent exercisable on the date of death thereafter be exercised until the later of (x) the end of such exercise period or (y) the first anniversary of the date of death (notwithstanding any earlier expiration of the stated term of such Freestanding Stock Appreciation Right).

     (xi)     Change in Control Cash-Out.    Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at the time of grant or thereafter, a holder of a Freestanding Stock Appreciation Right shall have the right, whether or not such Stock Appreciation Right is fully exercisable, to surrender all or part of such Stock Appreciation Right to the Company and to receive cash, within 30 days of such election, in an amount equal to (A) the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Strike Price under such Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock subject to the Stock Appreciation Right as to which the right granted under this Section 6(c)(xi) shall have been exercised.

     (xii)     Deferral.   The Committee may from time to time establish procedures pursuant to which a participant may elect to further defer receipt of cash or shares in settlement of Freestanding Stock Appreciation Rights for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee.

SECTION 7. Performance Awards

a.     Administration.   Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which Performance Awards shall be awarded, the number of Performance Shares and/or Performance Units to be awarded to any Eligible Individual, the duration of the Award Cycle, and any other terms and conditions of the Award, in addition to those contained in Section 7(b). The Committee shall also determine whether each Performance Award shall be denominated as (i) a performance-based stock Award (a “Performance Share”), or (ii) a performance-based cash Award (a “Performance Unit”).

b.     Terms and Conditions.   Performance Awards shall be subject to the following terms and conditions:

     (i)     Performance-Based Awards.    The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Committee does not designate Performance Awards as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Awards are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each participant. Subject to the provisions of the Plan and the Performance Award Agreement referred to in Section 7(b)(v), Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle.

     (ii)     Forfeiture Upon Termination.    Except to the extent otherwise provided in the applicable Performance Award Agreement or Section 7(b)(iii) or 9(a)(ii), upon a participant’s Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Awards shall be forfeited by the participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Awards that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the participant’s employment is terminated by reason of death or Disability) with respect to any or all of such participant’s Performance Shares and/or Performance Units.

     (iii)     Deferral.   The Committee may from time to time establish procedures pursuant to which a participant may elect to further defer receipt of cash or shares in settlement of Performance Awards for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Awards in question.

     (iv)     Settlement.   At the expiration of the Award Cycle, the Committee shall evaluate the Company’s performance in light of any Performance Goals for such Performance Award, and shall determine the number of Performance Shares or Performance Units, as applicable, granted to the participant which have been earned, and the Committee shall then cause to be delivered (A) if the Performance Awards are Performance Shares, (1) a number of shares of Common Stock equal to the number of Performance Shares determined by the Committee to have been earned, or (2) cash equal to the product of (x) the Fair Market Value as of the date of settlement multiplied by (y) such number of Performance Shares determined to have been earned, as the Committee shall elect (subject to any deferral pursuant to Section 7(b)(iii)), or (B) if the Performance Awards are Performance Units, (1) cash equal to the amount earned under the Performance Units (the “Cash Payment”), or (2) a number of shares of Common Stock equal to (x) the Cash Payment divided by (y) the Fair Market Value as of the date of settlement (with any resulting fractional shares distributed in the form of cash), as the Committee shall elect (subject to any deferral pursuant to Section 7(b)(iii)).

     (v)     Each Award shall be confirmed by, and be subject to, the terms of a Performance Award Agreement.

SECTION 8. Other Stock-Based Awards

        Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including, without limitation, restricted stock, restricted stock units, deferred stock units, and dividend equivalents, may be granted either alone or in conjunction with other Awards granted under the Plan. Unless provided otherwise by the Committee, awards of restricted stock, restricted stock units, or deferred stock units shall vest over no less than a three-year period; provided, however, that such three-year vesting limitation shall not apply to grants in lieu of foregone compensation or to grants to prospective employees.

SECTION 9. Change in Control Provisions

a.     Impact of Event.   Notwithstanding any other provision of the Plan to the contrary, unless provided otherwise by the Committee, in the event of a Change in Control:

     (i)     Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall immediately become fully exercisable and vested to the full extent of the original grant.

     (ii)     All Performance Awards shall be considered to be earned and payable in full at the target Performance Goal level, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash as promptly as is practicable.

     (iii)     The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.

b.     Definition of Change in Control.   For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

     (i)     The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (A) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 9(b)(i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (4) any acquisition by any corporation pursuant to a transaction that complies with Sections 9(b)(iii)(A), 9(b)(iii)(B) and 9(b)(iii)(C); or

     (ii)     Any time at which individuals who, as of the Effective Time, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Time whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii)     Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

     (iv)     Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

c.     Change in Control Price.   For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the Nasdaq (or such other national securities market or exchange as may at the time be the principal market for the Common Stock) during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Tandem Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Tandem Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 10. Amendment and Termination

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Performance Award or other stock-based Award theretofore granted without the optionee’s or recipient’s consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or stock exchange rules.

        The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

        Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 11. Unfunded Status of Plan

        It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 12. General Provisions

a.     Representation.   The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such shares on Nasdaq or such other securities exchange as may at the time be the principal market for the Common Stock; (ii) any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

b.     No Limit on Other Arrangements.   Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

c.     No Contract of Employment.   The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

d.     Tax Withholding.   No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, however, that if the Company is at the time of withholding subject to APB 25, not more than the legally required minimum withholding may be settled with Common Stock that is otherwise payable with respect to such Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

e.     Death Beneficiary.   The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant’s death are to be paid or by whom any rights of the participant, after the participant’s death, may be exercised.

f.     Subsidiary Employees.   In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled revert to the Company.

g.     Governing Law.   The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

h.     Nontransferability.   Except as otherwise provided in Section 5(e), 6(b)(iii), or 6(c)(v), or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

i.     Foreign Law and Foreign Employees.   The Committee may grant Awards to Eligible Employees who are foreign nationals, who are located outside the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

SECTION 13. Effective Time of Plan

        The Plan shall be effective as of the time (the “Effective Time”) it is approved by a majority of the votes cast by the Company’s stockholders with respect to the Plan’s approval.

JOY GLOBAL INC.

Annual Meeting of Stockholders

February 25, 2003

The undersigned hereby appoints JOHN NILS HANSON and JAMES A. CHOKEY or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 2003 annual meeting of stockholders and to vote all shares of common stock of Joy Global Inc. that the undersigned is entitled to vote and would possess if personally present at said meeting to be held in the Tenant Conference Center, 100 East Wisconsin Avenue, Suite 1660, Milwaukee, Wisconsin, on Tuesday, February 25, 2003, at 8:00 a.m. and at all adjournments thereof upon the following matters:

(Continued and to be signed on reverse side.)

Annual Meeting of the Stockholders of

JOY GLOBAL INC.

February 25, 2003

COMPANY NUMBER
Please date, sign and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
NUMBER OF SHARES

Please detach and mail in the envelope provided.

      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    [ x ]

1. Election of Directors				2.	Approval of the Joy Global Inc. 2003 Stock Incentive Plan.	FOR [__]	AGAINST [__]	ABSTAIN [__]
		NOMINEES
[__] [__] [__]	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL EXCEPT (See instructions below)	O O O O O O O	Steven L. Gerard John Nils Hanson Ken C. Johnsen James R. Klauser Richard B. Loynd P. Eric Siegert James H. Tate		PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here:					O

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
					[__]

Signature of Stockholder: ___________________ Date: _____   Signature of Stockholder:____________________ Date: ______

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.